Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL

OFFICER PURSUANT TO

18 U.S.C. SECTION

1350, AS ADOPTED

PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY

ACT OF 2002

I, J. Michael Dodson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Quantum Corporation, on Form 10-Q for the quarterly period ended September 30, 2018, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects he financial condition and results of operations of Quantum Corporation.

QUANTUM CORPORATION

/s/ J. MICHAEL DODSON
J. Michael Dodson
Chief Financial officer (Principal Financial Officer)
Date: August 22, 2019